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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 15, 2005

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                   1-16337            76-0476605
     (State or other jurisdiction       (Commission       (I.R.S. Employer
   of incorporation or organization)    File Number)     Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 4620
                              Houston, Texas 77002
              (Address and zip code of principal executive offices)

       Registrant's telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

     On June 15, 2005, Oil States International, Inc. (NYSE: OIS) announced that it has agreed to sell $125 million aggregate principal amount of its 2 3/8% contingent convertible senior notes due 2025 through a placement to qualified institutional buyers pursuant to Rule 144A. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

Exhibit
Number     Description of Document
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99.1       Press Release dated June 15, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 16, 2005

                                  OIL STATES INTERNATIONAL, INC.


                                  By:    /s/ Robert W. Hampton
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                                  Name:  Robert W. Hampton
                                  Title: Vice President - Finance and Accounting

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                                INDEX TO EXHIBITS

Exhibit
Number    Description of Document
-------   ---------------------------------
99.1      Press Release dated June 15, 2005